Exhibit 10.6

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated this 4th day of October, 2011, is entered into by and among Puma Biotechnology, Inc., a Delaware corporation (the “Corporation”), the persons listed on Schedule I attached hereto (the “Investors,” and each individually, an “Investor”), and Innovative Acquisitions Corp., a Delaware corporation (“IAC”), but only for purposes of assuming all of the Corporation’s rights, duties and obligations hereunder pursuant to Section 11.

RECITALS

WHEREAS, the Investors wish to purchase from the Corporation, and the Corporation wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) up to an aggregate of 14,666,733 shares (the “Shares”) of the Corporation’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) warrants in the form attached hereto as Exhibit A (each, a “Warrant”) which will allow each Investor to purchase an additional number of shares of Common Stock in the event the Corporation engages in certain dilutive issuances following the Closing (as defined in Section 2). The shares of Common Stock underlying the Warrants shall be referred to herein as the “Warrant Shares.” The Shares, the Warrants and the Warrant Shares shall collectively be referred to herein as the “Securities”;

WHEREAS, contemporaneously with the sale of the Shares and the Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit B (the “Registration Rights Agreement,” together with this Agreement and the Warrants, the “Transaction Documents”), pursuant to which the Corporation will agree to provide certain registration rights under the Securities Act, and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, the Corporation and IAC are parties to that certain Agreement and Plan of Merger, dated as of September 29, 2011, an executed copy of which is attached hereto as Exhibit D (the “Merger Agreement”), pursuant to which IAC Merger Corporation, a Delaware corporation and wholly-owned subsidiary of IAC (“Merger Sub”), will merge with and into the Corporation immediately after the Closing, with the Corporation remaining as the surviving Corporation (the “Merger”);

WHEREAS, immediately after the consummation of the Merger, (i) the Corporation shall irrevocably assign to IAC, and IAC shall irrevocably assume, all of the Corporation’s rights, duties and obligations under this Agreement, and (ii) the Corporation shall be merged with and into IAC, with IAC remaining as the surviving corporation under the name “Puma Biotechnology, Inc.” (the “Upstream Merger”); and

WHEREAS, the Merger and the Upstream Merger are conditions subsequent to the Closing.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Authorization of Issuance and Sale of Shares and Warrants.

(a) Authorization. Subject to the terms and conditions of this Agreement, the Corporation has authorized the issuance and sale on the Closing Date (as defined in Section 2 hereof) of the Securities.

(b) Purchase and Sale. Subject to the terms and conditions hereof, the Corporation is selling to each Investor and each Investor is severally (but not jointly) purchasing from the Corporation, subject to the satisfaction of the conditions precedent set forth in Section 5(a) hereof and subject to the terms and other conditions hereinafter set forth, at the Closing, the number of Shares set forth opposite the name of such Investor on Schedule I hereto for a purchase price of $3.75 per share (the “Purchase Price”), representing an aggregate cash Purchase Price of $55,000,248.75 for the Shares. Together with its purchase of Shares, each Investor shall also receive a Warrant, exercisable for such number of Warrant Shares and in such circumstances as set forth therein.

(c) Delivery of Common Stock. At the Closing, the Corporation shall deliver to each Investor a certificate or certificates, registered in the name of such Investor or such other nominee as designated by such Investor, representing the number of Shares being purchased by such Investor at the Closing together with an executed Warrant. In each case, delivery of certificates representing Shares and the Warrant to each Investor shall be made against receipt by the Corporation of a check payable to the Corporation or a wire transfer to an account designated by the Corporation in the full amount of the purchase price for the Common Stock being purchased by such Investor at the Closing. Schedule II attached hereto sets forth the wire instructions for the Corporation.

Section 2. The Closing.

The closing (the “Closing”) hereunder with respect to the transactions contemplated by Section 1 hereof, other than the PIPE (defined in Section 6(g)), will take place by electronic or facsimile transmission of executed copies of the documents contemplated hereby to be delivered concurrently with the execution of this Agreement on the date hereof. The Closing shall occur at the offices of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, California 92626 (such date being referred to herein as the “Closing Date”).

Section 3. Representations and Warranties of the Corporation to the Investors.

The Corporation hereby represents and warrants to each Investor as of the date hereof, except as set forth in the Schedule of Exceptions attached hereto as Exhibit C (the “Schedule of Exceptions”), specifically identifying the relevant subparagraph(s) hereof, which exceptions shall be deemed to be representations and warranties hereunder:

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(a) Organization, Good Standing and Qualification. The Corporation is a corporation duly incorporated, validly existing, and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own and operate its properties and assets, to carry on its business as currently conducted and as it is currently proposed to be conducted, and to enter into and carry out the provisions of the Transaction Documents. The Corporation is duly qualified to transact business and is in good standing in the State of California and in each other jurisdiction in which the nature of the business conducted by it, or its ownership or leasing of property, or its employment of employees or consultants therein, makes such qualification necessary and where any statutory fines or penalties, or any corporate disability imposed for this failure to qualify, would materially and adversely affect the Corporation’s business, properties, assets, prospects or financial condition. True and accurate copies of the Corporation’s Certificate of Incorporation and Bylaws, each as amended and in effect at the Closing, have been made available to the Investors.

(b) Subsidiaries. The Corporation does not presently own or control, directly or indirectly, any interest in any other corporation or other business entity. The Corporation is not a participant in any joint venture, partnership or similar arrangement.

(c) Authorization of Transaction Documents. The Corporation has full corporate power and authority to (a) enter into the Transaction Documents and to consummate the transactions contemplated thereby and (b) authorize, execute, issue, and deliver the Shares, the Warrants and the Warrant Shares as contemplated by the Transaction Documents. The Transaction Documents have been duly authorized, executed and delivered by the Corporation, and constitute legal and binding obligations of the Corporation, enforceable in accordance with their terms, except to the extent that rights to indemnity thereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

(d) Authorization of Securities.

(i) The Shares to be issued at the Closing have been duly authorized and reserved for issuance and sale to the Investors pursuant to this Agreement. When issued and delivered by the Corporation pursuant to this Agreement against payment of the consideration set forth herein, the Shares and the Warrants will be duly and validly issued and the Shares will be fully paid and non-assessable.

(ii) The Warrant Shares underlying the Warrants to be issued at the Closing have been duly and validly authorized and reserved for issuance upon exercise of the Warrants, and, when issued and delivered by the Corporation to the holder of such Warrant against payment of the consideration set forth therein, the Warrant Shares will be duly and validly issued, fully paid and non-assessable and not subject to any preemptive rights or rights of first refusal.

(iii) The sale of the Shares and the Warrants is not subject to any preemptive

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rights or rights of first refusal.

(e) Government Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration, or filing with, any federal, state or local governmental authority on the part of the Corporation is required in connection with the offer, sale or issuance of the Securities or the consummation of any other transaction contemplated hereby, except for the following: (i) the filing of a notice of exemption pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended (the “California Securities Law”), which shall be filed by the Corporation promptly following the Closing; and (ii) the compliance with other applicable state securities laws, which compliance will have occurred within the appropriate time periods therefor. Assuming that the representations of the Investors set forth in Section 4 below are true and correct, the offer, sale and issuance of the Shares and the Warrants in conformity with the terms of this Agreement are, and assuming that the representations set forth in Section 4 below are true and correct as of the date of exercise of a Warrant with respect to the party exercising the Warrant, the issuance of Warrant Shares upon exercise of the Warrants shall be, exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), and from the qualification requirements of Section 25110 of the California Securities Law, and neither the Corporation nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

(f) Capitalization. Immediately prior to the issuance of the Shares and the Warrants, the authorized capital stock of the Corporation consists of 25,000,000 shares of Common Stock, par value $0.0001, 4,000,000 of which were issued and outstanding. The Corporation has also reserved an aggregate of 3,529,412 shares of Common Stock for issuance pursuant to the Corporation’s 2011 Incentive Award Plan, under which all shares of Common Stock remain available for future grant. All issued and outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. Other than as provided in the Transaction Documents and as set forth on Schedule 3(f), there are no other outstanding rights, options, warrants, preemptive rights, rights of first refusal or similar rights for the purchase or acquisition from the Corporation of any securities of the Corporation nor are there any commitments to issue or execute any such rights, options, warrants, preemptive rights or rights of first refusal. There are no outstanding rights or obligations of the Corporation to repurchase or redeem any of its securities. All outstanding securities have been issued in compliance with state and federal securities laws.

(g) Agreements; Action.

(i) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Corporation is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Corporation in excess of $50,000, (ii) the transfer or license of any Proprietary Right (as defined in Section 3(i) below) to or from the Corporation, other than licenses arising from the purchase of “off the shelf” or other standard products, each of which licenses are not, individually, material to the Corporation’s business, (iii) provisions restricting the development, manufacture,

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

distribution or sale of any products or services, or (iv) indemnification by the Corporation with respect to infringements of Proprietary Rights. For the purposes of meeting the foregoing threshold of $50,000, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Corporation has reason to believe are affiliated therewith) shall be aggregated.

(ii) The Corporation has not (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in excess of $25,000 or $50,000 in the aggregate, (iii) made any loans or advances to any officer or director of the Corporation, other than ordinary advances for travel expenses, or (iv) sold, exchanged, or otherwise disposed of any of its assets or rights. For the purposes of meeting the foregoing thresholds of $25,000 and $50,000, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Corporation has reason to believe are affiliated therewith) shall be aggregated.

(iii) The Corporation is not a party to and is not bound by any contract, agreement, or instrument, or subject to any restriction under its Certificate of Incorporation or Bylaws, each as amended and in effect at the Closing, that materially and adversely affects the Corporation’s business, properties, assets, prospects or financial condition.

(h) Compliance with Other Instruments. The Corporation is not in violation or default of any provision of its Certificate of Incorporation or Bylaws, each as amended and in effect as of the Closing. The Corporation is not in violation or default of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, writ, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound, which could materially adversely affect the Corporation’s business, properties, assets, prospects or financial condition or, to the best of the Corporation’s knowledge, of any provision of any federal, state, or local statute, rule or governmental regulation applicable to the Corporation which could materially adversely affect the Corporation’s business, properties, assets, prospects or financial condition, taken as a whole. The execution, delivery, and performance of and compliance with the Transaction Documents and the issuance and sale of the Securities will not result in any such violation, be in conflict with or constitute, with or without the passage of time or giving of notice, a default under any such provision, require any consent or waiver under any such provision (other than any consents or waivers that have been obtained and which are identified on the Schedule of Exceptions), or result in the creation of any mortgage, pledge, lien, encumbrance, option, security interest, claim, loan, restriction or charge (each, a “Lien”) upon any of the properties or assets of the Corporation pursuant to any such provision, or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Corporation, its business or operations, or any of its assets or properties pursuant to any such provision.

(i) Intellectual Property.

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(i) To the Corporation’s knowledge (but without having conducted any special investigation or patent search), the Corporation has good title and ownership of, or a license to, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information and other proprietary rights (collectively, “Proprietary Rights”) necessary for its business as now conducted and as proposed to be conducted without any material conflict with, or misappropriation, dilution or infringement of, Proprietary Rights of others. Except for the Pfizer License (as defined below) and software that is generally commercially available, there are no outstanding options, licenses or agreements of any kind relating to the foregoing, nor is the Corporation bound by or a party to any such options, licenses or agreements of any kind with respect to the Proprietary Rights of any other person or entity. To the Corporation’s knowledge (but without having conducted any special investigation or patent search), the Corporation has not previously violated and, by conducting its business as now conducted does not, and as proposed to be conducted will not, violate any of the Proprietary Rights of any other person or entity, and the Corporation has not received any communications alleging that the Corporation has violated, or by conducting its business as now conducted and as proposed to be conducted, would violate the Proprietary Rights of any other person or entity. None of the Corporation’s employees or consultants are obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere in any material respect with the use of his or her best efforts to promote the interests of the Corporation or that would conflict in any material respect with the Corporation’s business as proposed to be conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Corporation’s business by the employees of the Corporation, nor the conduct of the Corporation’s business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of the Corporation’s employees or consultants is now obligated in any material respect. None of the Corporation’s current employees or consultants is, by virtue of such employee’s or consultant’s activities in connection with the Corporation’s business, violating or misappropriating in any material respect any Proprietary Rights of any former employer of such employee or consultant. It will not be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to or outside the scope of their employment by the Corporation in the course of conducting its business.

(ii) The Corporation and Pfizer Inc., a Delaware corporation (“Pfizer”), are parties to that certain License Agreement dated as of August 18, 2011 (the “Pfizer License”). The Pfizer License has been duly authorized, executed and delivered by each of the Corporation and, to the Corporation’s knowledge, Pfizer, is in full force and effect and constitutes a legal and binding obligation of each of the Corporation and, to the Corporation’s knowledge, Pfizer, enforceable against each of the Corporation and, to the Corporation’s knowledge, Pfizer in accordance with its terms. Neither the Corporation nor, to the knowledge of the Corporation, Pfizer is in default or breach in any material respect under the terms of the Pfizer License (a “default” being defined for purposes hereof as an actual default or event of default or the existence of any fact or circumstance which would, upon receipt of notice or passage of time, constitute a default or right of termination). Neither the Corporation nor Pfizer has exercised any termination rights, or given notice of any dispute, with respect to the Pfizer License. The

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execution and delivery of this Agreement by the Corporation and each instrument required hereby to be executed and delivered by the Corporation at the Closing, the compliance by the Corporation with the provisions of this Agreement and each instrument required hereby to be executed and delivered by the Corporation at the Closing, the consummation of the transactions contemplated hereby or thereby, and the consummation of each of the Merger and the Upstream Merger, will not conflict with, result in a breach of, constitute (with or without notice or lapse of time or both) a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, or result in the loss of any benefit to which the Corporation (or its successors or assigns, including IAC) is entitled under the Pfizer License. Upon the Closing and receipt by the Company of the aggregate Purchase Price for the Shares sold pursuant to this Agreement, the Company will have satisfied the Financing Condition (as defined in the Pfizer License). A true, complete and correct copy of the Pfizer License has been made available to the Investors.

(j) Employees. No current or former employee or consultant of the Corporation has excluded works or inventions made prior to his or her employment or consulting relationship with the Corporation from his or her assignment of inventions to the Corporation. No officer or key employee of the Corporation is in violation of any prior employee contract, proprietary information agreement or noncompetition agreement, in any case, in connection with the provision of services to the Corporation. No employees of the Corporation are represented by any labor union or covered by any collective bargaining agreement, nor are there any union organization activities pending or threatened by the Corporation’s employees. There is no pending or threatened labor dispute involving the Corporation and any group of its employees. The Corporation has complied in all material respects with all applicable state and federal equal opportunity, minimum wage, immigration, workforce reduction and other laws related to employment and termination of employment. The Corporation is not aware that any officer of the Corporation intends to terminate his or her employment with the Corporation, nor does the Corporation have a present intention to terminate the employment of any officer of the Corporation.

(k) Related Party Transactions. Except for agreements explicitly contemplated by the Transaction Documents, there are no agreements, understandings, or proposed transactions between the Corporation or IAC and any of the Corporation’s employees, officers, directors, affiliates or any affiliate thereof. No employee, officer, director or stockholder of the Corporation or member of his or her immediate family is indebted to the Corporation or IAC. There are no obligations of the Corporation to employees, officers, directors or stockholders of the Corporation (or commitments to make loans or extend or guarantee credit) other than for payment of salary for services rendered, reimbursement for reasonable expenses incurred on behalf of the Corporation, and for other standard employee benefits made generally available to all employees. No employee, officer, director or stockholder of the Corporation or member of his or her immediate family is entitled to any bonus, acceleration of benefits or payment as the result of any change of control of the Corporation, any termination of employment, or any other event or combination of events. No member of the immediate family of any employee, officer or director of the Corporation is directly or indirectly interested in any material contract with the Corporation or IAC.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(l) Litigation. There is no action, suit, proceeding or investigation (including without limitation any suit, proceeding or investigation involving the prior employment of any of the Corporation’s employees, their use in connection with the Corporation’s business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers) pending or, to the best of the Corporation’s knowledge, currently threatened before any court, administrative agency or other governmental body that might result, either individually or in the aggregate, in any material adverse change in the Corporation’s business, properties, assets, prospects or financial condition, or in any material change in the current equity ownership of the Corporation. The Corporation is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding by the Corporation currently pending or that the Corporation intends to initiate.

(m) Title to Property and Assets. The Corporation has good and marketable title to and owns free and clear, or, in the case of leases of properties and assets, a valid leasehold interest in, all of the properties and assets (whether real, personal, tangible or intangible) (i) reflected on the Financial Statements or (ii) necessary to carry on its business as currently conducted, and none of such properties or assets is subject to any Lien, except liens for taxes and assessments not yet due and minor liens and encumbrances which arise in the ordinary course of business and which do not, in any case, in the aggregate, materially detract from the value or use of the property subject thereto or materially impair the operations of the Corporation.

(n) Permits. The Corporation has all franchises, permits, licenses, and any similar authority material to or necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the Corporation’s business, properties, assets, prospects or financial condition, and the Corporation believes it can obtain, without undue burden or expense, any similar authority necessary for the conduct of its business as proposed to be conducted. The Corporation is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

(o) Employee Benefit Plans. The Corporation does not maintain now, nor has it maintained at any time in the past, any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

(p) Tax Returns and Payments. The Corporation has filed all tax returns and reports (federal, state, local and foreign) as required by law, and has paid all taxes due. The Corporation has not elected pursuant to the Internal Revenue Code of 1986, as amended (the “Code”), to be treated as a Subchapter S corporation pursuant to Section 1362(a) of the Code. None of the Corporation’s federal income tax returns and none of its state income or franchise tax or sales or use tax returns is under audit by governmental authorities, nor has the Corporation received written notice of any such audit. The Corporation has complied with all applicable legal requirements relating to the payment and withholding of taxes and has duly and timely withheld and paid over to the appropriate taxing authority all amounts required to be so withheld and paid under all applicable legal requirements. As used herein, “tax” shall mean any and all federal,

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state, local and foreign taxes, assessments and other governmental charges, duties, impositions, levies, customs, tariffs, fees and liabilities of the same or similar nature, and any liability for any of the foregoing.

(q) Insurance. The Corporation has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed.

(r) Environmental and Safety Laws. To the best of its knowledge, the Corporation is not in violation of any applicable statute, law, or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are required in order to comply with any such existing statute, law, or regulation in order to carry on its business as currently conducted and as it is currently proposed to be conducted.

(s) Financial Statements. Appended to the Schedule of Exceptions are the Corporation’s audited income statement, balance sheet, and statement of cash flows for the year ended December 31, 2010 and its unaudited income statement, balance sheet and statement of cash flows at June 30, 2011 and for the six months then ended (collectively, the “Financial Statements”). The Financial Statements are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistent with methods used in prior periods, and present fairly the financial condition and operating results of the Corporation as of the dates and for the periods indicated, subject to normal year-end audit adjustments and except that the unaudited statements included in the Financial Statements may not contain footnotes as would be required by generally accepted accounting principles. Except as disclosed in the Financial Statements, the Corporation is not a guarantor or indemnitor of any indebtedness of any other person or entity. The Corporation maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

(t) Absence of Undisclosed Liabilities. The Corporation has no Liabilities (as defined below), except for (a) Liabilities disclosed in the Financial Statements, (b) Liabilities relating to future executory obligations arising under the Corporation’s contracts listed on the Schedule of Exceptions, and (c) Liabilities which have arisen since June 30, 2011 in the ordinary course of business and which are, in nature and amount, consistent with those incurred historically and which are not material to the Company, individually or in the aggregate. As used herein, “Liabilities” shall mean any and all debts, liabilities and obligations, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, matured or unmatured, joint or several, due or to become due, fixed, determined or determinable.

(u) Changes. Since June 30, 2011, there has not been:

(i) any change in the assets, liabilities, financial condition, or operating results of the Corporation from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been and are not expected to be, individually or in the aggregate, materially adverse;

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(ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the Corporation’s business, properties, assets, prospects or financial condition (as such business is presently conducted and as it is proposed to be conducted);

(iii) any waiver or compromise by the Corporation of a material right or of a material debt owed to it;

(iv) any satisfaction or discharge of any Lien or payment of any obligation by the Corporation, except in the ordinary course of business and that is not material to the Corporation’s business, properties, assets, prospects or financial condition (as such business is presently conducted and as it is proposed to be conducted);

(v) any material change or amendment to a material contract or arrangement by which the Corporation or any of its assets or properties is bound or subject;

(vi) any material increase in the compensation of any officer or director of the Corporation;

(vii) any sale, license, assignment or transfer of any Proprietary Assets;

(viii) any resignation or termination of employment of any employee of the Corporation;

(ix) receipt of notice that there has been a loss of, or material order cancellation by, any important customer of the Corporation;

(x) any Lien, transfer of a security interest in, or other encumbrance created by the Corporation, with respect to any of its material properties or assets, except liens for taxes not yet due;

(xi) any material change in the contingent obligations of the Corporation by way of guaranty, endorsement, indemnity, warranty or otherwise;

(xii) any declaration, setting aside of payment or other distribution in respect of any of the Corporation’s capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Corporation;

(xiii) to the best of the Corporation’s knowledge, any other event or condition of any character that could materially and adversely affect the Corporation’s business, properties, assets, prospects or financial condition (as such business is presently conducted and as it is proposed to be conducted); or

(xiv) any agreement or commitment by the Corporation to do any of the things described in this Section 3(u).

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(v) Registration Rights; Voting Rights. Except as provided in the Transaction Documents, (i) the Corporation has not granted or agreed to grant, and is not under any obligation to provide, any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may be issued subsequently, and (ii) no stockholder of the Corporation has entered into any agreement with respect to the voting of equity securities of the Corporation.

(w) Minute Books. The minute books of the Corporation provided to the counsel to the Investors contain minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of the Corporation’s inception, and accurately reflect all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes in all material respects.

(x) Disclosure. The Corporation has fully provided each Investor with all the information that such Investor has requested for deciding whether to purchase the Shares and the Warrants and all information that the Corporation believes is reasonably necessary to enable such Investor to make such decision. Neither this Agreement, nor any other agreements, statements or certificates made or delivered in connection herewith or therewith contains any untrue statement of a material fact or, when taken together, omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

(y) The Merger. The boards of directors of each of the Corporation, IAC and Merger Sub have unanimously (i) determined that the Merger Agreement is advisable, (ii) determined that it is in the best interests of such corporation and its respective stockholders to consummate the Merger, (iii) approved the Merger Agreement and each of the transactions contemplated thereby, and (iv) recommended to their respective stockholders that such stockholders approve and adopt the Merger Agreement and the transactions contemplated thereby. The stockholders of IAC and Merger Sub have irrevocably approved and adopted the Merger Agreement and each of the transactions contemplated thereby. Each stockholder of IAC has irrevocably waived its right to assert or exercise its appraisal rights under Section 262 of the General Corporation Law of the State of Delaware. Upon the effectiveness of the Merger, by virtue of the Merger and without any action on the part of the Corporation, IAC, Merger Sub or any Investor, (y) each Share shall automatically be converted into and exchangeable for one (1) fully paid and nonassessable share of IAC common stock, and (z) the Warrants shall automatically be exchanged for substitute warrants issued by IAC (the “Substitute Warrants”), the terms of which shall be identical in all respects to the Warrants except that the Substitute Warrants shall be exercisable for shares of IAC common stock (all such shares of IAC common stock, the “IAC Shares”).

(z) Brokers and Finders. Other than Leerink Swann LLC (the “Placement Agent”), which has acted as advisor to the Corporation in connection with the transactions contemplated by the Transaction Documents, no person or entity has or will have (except as permitted by Section 6(g)), as a result of the transactions contemplated by the Transaction Documents, any

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right, interest or valid claim against or upon the Corporation for any commission, fee or other compensation as a finder or broker because of any act or omission by the Corporation or by any agent of the Corporation.

(aa) Reliance. The Corporation understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Investors.

Section 4. Representations and Warranties of the Investors to the Corporation.

Each Investor, severally and not jointly, represents and warrants to the Corporation as follows:

(a) In its capacity as a stockholder of the Corporation after the Closing, such Investor hereby acknowledges that it has received and reviewed the Merger Agreement and that it approves and adopts the Merger Agreement and consents to the consummation of the Merger.

(b) Such Investor is acquiring the Securities for its own account, for investment and not with a view to the distribution thereof within the meaning of the Securities Act. Such Investor acknowledges that, upon consummation of the Merger, (i) the Shares acquired by such Investor pursuant to this Agreement will be automatically converted into and exchangeable for an equivalent number of IAC Shares, and (ii) the Warrants will be automatically exchanged for the Substitute Warrants, which shall be exercisable for an equivalent number of IAC Shares, in each case, pursuant to the Merger Agreement.

(c) It is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(d) It understands that the Securities will not be transferable except (1) pursuant to an effective registration statement under the Securities Act or (2) upon receipt by the Corporation of a written opinion of counsel for such Investor reasonably satisfactory to the Corporation to the effect that the proposed transfer is exempt from the registration requirements of the Securities Act and relevant state securities laws. Restrictive legends shall be placed on all certificates representing any Securities, substantially as follows:

“NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER AND ALL APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS (SUCH FEDERAL AND STATE LAWS, THE “SECURITIES LAWS”) OR (B) IF THE CORPORATION HAS BEEN FURNISHED WITH AN OPINION OF COUNSEL FOR THE HOLDER, WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE PROVISIONS OF THE SECURITIES LAWS.”

(e) The execution, delivery and performance by it of the Transaction Documents have been duly authorized by all requisite action of it.

(f) It understands that no public market now exists for any of the securities issued by the Corporation, and that a public market may never exist for the Shares.

(g) It understands that the sale of the Securities has not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein. Such Investor understands and acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from the registration requirements of the Securities Act.

(h) Either alone or with its investment adviser, it has such knowledge and experience in business and financial matters and with respect to investments in securities of privately-held companies so as to enable it to understand and evaluate the risks of its investment in the Securities and form an investment decision with respect thereto. It has been afforded the opportunity during the course of negotiating the transactions contemplated by this Agreement to ask questions of, and to secure such information from, the Corporation and its officers and directors with regard to both the Corporation and IAC, as it deems necessary to evaluate the merits of entering into such transactions. Such Investor understands and acknowledges that such discussions, as well as any written information issued by the Corporation, (i) were intended to describe the aspects of the Corporation’s business and prospects which the Corporation believes to be material, but were not necessarily an exhaustive description, and (ii) may have contained forward-looking statements involving known and unknown risks and uncertainties which may cause the Corporation’s actual results in future periods or plans for future periods to differ materially from what was anticipated and that no representations or warranties were or are being made with respect to any such forward-looking statements or the probability of achieving any of the results projected in any of such forward-looking statements. The foregoing, however, does not limit or modify the representations and warranties of the Corporation in Section 3 of this Agreement or the right of the Investors to rely thereon.

(i) If it is a natural person, it has the power and authority to enter into the Transaction Documents. If it is not a natural person, it is duly organized and validly existing and has the power and authority to enter into the Transaction Documents.

(j) It has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Corporation. Such Investor understands that the foregoing representations and warranties shall be deemed material and to have been relied upon by the Corporation.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Section 5. Closing Conditions.

(a) Conditions to Obligation of Investors to Consummate the Closing. The obligation of each Investor to consummate the Closing and to purchase and pay for the Shares and Warrant being purchased by it pursuant to this Agreement is subject to the satisfaction of the following conditions:

(i) The Registration Rights Agreement shall have been executed and delivered by the Corporation;

(ii) A lock-up agreement, substantially in the form attached hereto as Exhibit E, shall have been executed and delivered by Alan H. Auerbach;

(iii) The Investors shall have received an opinion of Latham & Watkins LLP, in substantially the form set forth on Exhibit F hereto;

(iv) The Investors shall have received an opinion of Richardson & Patel LLP, in substantially the form set forth on Exhibit G hereto;

(v) The board of directors of the Corporation (the “Board”) shall have taken sufficient action to provide that the Board, immediately after the Closing, be comprised of Alan H. Auerbach, Thomas R. Malley and, at the election of Investors holding a majority of the Shares sold hereunder (the “Majority Investors”), (i) one of two representatives designated by the Majority Investors (which designee shall be selected by Mr. Auerbach), or (ii) two of four representatives designated by the Majority Investors (which designees shall be selected by Mr. Auerbach). Nothing herein shall be deemed to prohibit the Board from appointing additional directors up to a maximum of seven total directors (including the two to be designated by the Majority Investors);

(vi) Holders of a majority of all outstanding shares of Common Stock of the Corporation shall have approved the Merger and the adoption of the Merger Agreement; and

(vii) The Investors shall have received: (1) a certificate of the Secretary of State of the State of Delaware, and from any other jurisdiction in which the Corporation is qualified to do business, dated as of a recent date before the date hereof, with respect to the good standing of the Corporation (including tax good standing, if applicable); and (2) a certificate of the Corporation executed by the Secretary of the Corporation, attaching and certifying to the truth, completeness and correctness of (a) the Corporation’s Certificate of Incorporation and Bylaws, each as amended and in effect at the Closing, and (b) the resolutions adopted by the Board and the stockholders of the Corporation in connection with the transactions contemplated by this Agreement (including the Merger).

(b) Conditions to Obligation of the Corporation to Consummate the Closing. The obligation of the Corporation to consummate the Closing and to issue and sell to each Investor the Shares and the Warrant to be purchased by it at the Closing is subject to the satisfaction of the following conditions:

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(i) The Registration Rights Agreement shall have been executed and delivered by each Investor;

(ii) Each of the Investors shall have executed and delivered to the Corporation an Investor Questionnaire, in the form attached hereto as Exhibit H, pursuant to which each such Investor shall provide information necessary to confirm each such Investor’s status as an “accredited investor” (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act) and to enable the Corporation to comply with the Registration Rights Agreement; and

(iii) The Corporation shall have executed and delivered to Alan H. Auerbach a warrant to purchase additional shares of Common Stock of the Corporation, substantially in the form of and with the terms set forth in the form of warrant attached as Exhibit I hereto (the “Auerbach Lock-Up”).

Section 6. Covenants and Agreements of the Corporation.

(a) Consummation of the Merger. The Corporation will cause the Merger to occur immediately after the Closing and the Upstream Merger to occur as promptly as practicable after the closing of the Merger. If the Merger is not consummated immediately following the Closing (and in any event no later than the end of the day on the date hereof) or the Upstream Merger is not consummated as promptly as practicable thereafter (and in any event no later than the end of the business day following the closing of the Merger), then, unless otherwise consented to in writing by an Investor and the Corporation, the Corporation shall immediately return to each Investor (other than any consenting Investor) the entire aggregate cash Purchase Price paid by such Investor to the Corporation at the Closing, and the Corporation and such Investor shall thereafter deem the purchase and sale of the Shares and the Warrant by such Investor at the Closing to be rescinded as if it never occurred.

(b) Indemnification. The Corporation shall indemnify, defend and hold each of the Investors and their affiliates (and each of their respective directors, officers, employees, agents, representatives, successors and assigns, as applicable) harmless against any and all liabilities, losses, claims and damages, together with all reasonable costs and expenses related thereto (including reasonable legal fees and expenses), arising from, relating to, or connected with (i) the untruth, inaccuracy or breach of any representations, warranties or covenants of the Corporation contained herein, or (ii) any fraud by the Corporation.

(c) Listing of Shares. The Corporation shall use its best efforts to qualify the Shares and the Warrant Shares, if any, included in the Shelf Registration Statement (as such term is defined in the Registration Rights Agreement) for listing on a national securities exchange or comparable trading system within 12 months of the date that the Shelf Registration Statement is declared effective (the “Exchange Listing”).

(d) Form 8-K. The Corporation shall use its best efforts to file with the U.S. Securities and Exchange Commission (the “SEC”) no later than four (4) business days after the

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closing of the Merger, a current report on Form 8-K containing the information required by Item 2.01(f) thereof (the “Super 8-K”). The Super 8-K (i) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) shall comply as to form in all material respects with the requirements of Form 8-K under the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations of the SEC promulgated thereunder.

(e) Use of Proceeds. The proceeds from the sale of Shares hereunder [* * *] shall be used by the Corporation from and after the consummation of the Merger, solely for: (i) consideration for the redemption of securities under the Redemption Agreement (as such term is defined in the Merger Agreement), which shall not exceed $80,000 (including the expenses of the existing stockholders of IAC that are reimbursable by the Corporation); (ii) the fees and expenses of the Placement Agent with respect to its services in connection with the sale of Securities hereunder, the Merger [* * *], together with the fees and expenses of any other placement agent, broker, finder or advisor [* * *], which shall not exceed $3,600,000 in the aggregate; (iii) all other out of pocket fees and expenses incurred by the Corporation in connection with the sale of the Securities hereunder, the Merger, [* * *] and future financing activities (including the reasonable fees and expenses of the Corporation’s legal counsel and auditors); and (iv) general corporate purposes, including clinical development of Neratinib.

(f) Board of IAC. From and after the closing of the Merger and until the next annual meeting of stockholders of the Corporation, the Board may consist of up to seven members, and shall include Alan H. Auerbach, Thomas R. Malley and, at the election of the Majority Investors, (i) one of two representatives designated by the Majority Investors (which designee shall be selected by Mr. Auerbach), or (ii) two of four representatives designated by the Majority Investors (which designees shall be selected by Mr. Auerbach), and such other directors as designated by the Board, up to a maximum of seven directors.

(g) [* * *]

(h) Access to Information. Prior to the Merger, the Corporation will afford each Investor and its respective representatives reasonable access during normal business hours to the Corporation’s premises, properties, books, records, financial, tax and accounting records, agreements, and personnel, to obtain all information concerning its respective business, including the status of product development efforts, properties, results of operations and personnel, as such Investor may reasonably request.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(i) Amendment of IAC Certificate of Incorporation. Assuming the Corporation shall have received the written consent of at least the Majority Investors adopting and approving an amendment to the certificate of incorporation of IAC to remove the authorized shares of preferred stock (the “Charter Amendment”), the Corporation shall, promptly, but in no event more than thirty (30) days following the Merger, take all such steps as may be necessary, including, but not limited to, filing and circulating an information statement on Schedule 14C pursuant to Section 14(c) of the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, to cause the Charter Amendment to be filed with the Secretary of State of the State of Delaware. The Corporation covenants and agrees not to issue, sell or transfer any shares of preferred stock of the Corporation prior to the effective date of the Charter Amendment.

(j) Auerbach Lock-Up. For a period of 12 months (or such shorter period as the Auerbach Lock-Up remains effective), the Corporation agrees not to take any action to amend or terminate the Auerbach Lock-Up without the prior written consent of the Majority Investors.

Section 7. Expenses.

The Corporation and each Investor shall bear their own expenses and legal fees incurred on their behalf with respect to the Transaction Documents and the transactions contemplated thereby; provided, however, that the Corporation shall reimburse Adage Capital Partners, L.P. (“Adage”) for all of its reasonable fees and expenses associated with this Agreement and the transactions contemplated hereby (including the reasonable fees and expenses of its counsel) subject to a maximum aggregate amount of $125,000. The amount of such reimbursable fees and expenses shall be deducted by Adage from the aggregate Purchase Price it is obligated to pay for the Securities purchased hereunder.

Section 8. Exchanges; Lost, Stolen or Mutilated Certificates.

Upon surrender by any Investor to the Corporation of certificates representing shares of Common Stock issued, purchased or acquired by such Investor hereunder, the Corporation, at its expense, will issue in exchange therefor, and deliver to such Investor, a new certificate or certificates representing such shares in such denominations as may be requested by such Investor. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate representing any Securities purchased or acquired by any Investor hereunder and, in case of any such loss, theft or destruction, upon delivery of any indemnity agreement satisfactory to the Corporation, or in case of any such mutilation, upon surrender and cancellation of such certificate, the Corporation, at its expense, will issue and deliver to such Investor a new certificate for such Securities, of like tenor, in lieu of such lost, stolen or mutilated certificate.

Section 9. Survival of Representations, Warranties and Covenants.

The representations and warranties set forth herein shall survive the Closing indefinitely. The covenants set forth herein shall survive the Closing and continue until fully performed in

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accordance with their terms.

Section 10. Delays and Omissions.

No delay or omission to exercise any right, power, or remedy accruing to any holder of any Shares upon any breach or default of the Corporation under this Agreement shall impair any such right, power or remedy of such holder, nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing or as provided in this Agreement. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

Section 11. Successors and Assigns.

This Agreement shall bind and inure to the benefit of the Corporation and each of the Investors and the respective permitted successors and assigns of each of the Investors and the permitted successors and assigns of the Corporation. This Agreement and the rights and duties of the Investors set forth herein may be freely assigned, in whole or in part, by the Investors; provided that (i) such assignment be accompanied by the transfer of the lesser of (A) at least 100,000 Shares or (B) 100% of the Shares purchased by such Investor hereunder and (ii) such assignee agrees in writing with the Corporation to be bound and comply with the terms and provisions of this Agreement. Neither this Agreement nor any of the rights or duties of the Corporation set forth herein shall be assigned by the Corporation, in whole or in part, without having first received the written consent of the Majority Investors.

Notwithstanding the foregoing, upon the consummation of the Merger and with respect to all times following the consummation of the Merger, (i) the Corporation shall, and hereby does, irrevocably assign all of its rights, duties and obligations under this Agreement to IAC and (ii) IAC, by executing this Agreement as an anticipated successor and assign to the Corporation, does hereby irrevocably assume, effective upon the consummation of the Merger, all of the Corporation’s rights, duties and obligations under this Agreement (the “IAC Assignment”). Without limiting the generality of the foregoing, all of the covenants, rights, duties and obligations of the Corporation in Sections 6(b) – 6(g) shall, from and after the consummation of the Merger, as a result of the foregoing assignment and assumption, automatically, by operation of law, become the covenants, rights, duties and obligations of IAC and all references to Shares in such sections shall be references to IAC Shares. All parties to this Agreement, including the Majority Investors, hereby consent to the assignment and assumption contemplated between the Corporation and IAC set forth in this paragraph. For the avoidance of doubt and by way of example, the Corporation, the Investors and IAC acknowledge and agree that, as a result of the IAC Assignment, (i) the Exchange Listing shall be undertaken by IAC and such listing shall be made with respect to IAC Shares, (ii) the Super 8-K shall be filed by IAC and such filing shall be

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

made with respect to IAC, (iii) covenants regarding the use of proceeds from the sale of Securities shall be binding on IAC, (iv) the size and composition of the board of directors of IAC shall be fixed and determined in compliance with the covenants set forth in Section 6(f), and (v) [* * *].

Section 12. Exculpation Among Investors; Independent Obligations and Rights.

Each Investor acknowledges that it is not relying upon any representations made by any person other than the Corporation in making its investment or decision to invest in the Corporation. Each Investor agrees that no Investor nor any respective controlling persons, officers, directors, partners, agents or employees of any Investor shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities hereunder. The obligations of each Investor are several and not joint. The decision of each Investor to purchase Securities pursuant to this Agreement has been made by such Investor independently of any other Investor. Nothing contained herein and no action taken by an Investor shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no other Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under this Agreement. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

Section 13. Entire Agreement.

This Agreement, together with the other writings referred to herein, or delivered hereunder and which form a part hereof, contains the entire agreement among the parties with respect to the subject matter hereof and amends, restates and supersedes all prior and contemporaneous arrangements or understandings, whether written or oral, with respect thereto.

Section 14. Notices.

All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid or telecopied or e-mailed with a confirmation copy by regular mail, addressed, telecopied or e-mailed, as the case may be, to such party at the address, telecopier number or e-mail address, as the case may be, set forth below or such other address, telecopier number or e-mail address, as the case may be, as may hereafter be designated in writing by the addressee to the addressor listing all parties:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

If to the Corporation (or to IAC after the Closing of the Merger), to:

Puma Biotechnology, Inc.

10940 Wilshire Boulevard, Suite 600,

Los Angeles, California 90024

Attention: Alan H. Auerbach

Telecopier: (310) 443-4158

E-mail: ahauerbach@pumabiotechnology.com

with a copy to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, California 92626

Attention: B. Shayne Kennedy, Esq.

Telecopier: (714) 755-8290

E-mail: shayne.kennedy@lw.com

If to Investors, as set forth on Schedule 1,

with a copy to:

Foley Hoag LLP

Seaport West

155 Seaport Boulevard

Boston, Massachusetts 02210

Attention: Peter M. Rosenblum, Esq.

Telecopies: (617) 832-7000

E-mail: pmr@foleyhoag.com

All such notices, requests, consents and other communications shall be deemed to have been received: (a) in the case of personal delivery, on the date of such delivery; (b) in the case of mailing, on the third business day following the date of such mailing; (c) in the case of overnight mail, on the first business day following the date of such mailing; (d) in the case of facsimile transmission, when confirmed by facsimile machine report; or (e) in the case of e-mail delivery, when confirmed by the sender’s e-mail system.

Section 15. Changes.

The terms and provisions of this Agreement may not be modified or amended, or any of the provisions hereof waived, temporarily or permanently, except pursuant to a writing executed by a duly authorized representative of the Corporation, IAC and the Majority Investors.

Section 16. Counterparts.

This Agreement may be executed in any number of counterparts, and each such

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

Section 17. Headings.

The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

Section 18. Nouns and Pronouns.

Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

Section 19. Time.

Time shall be of the essence with respect to all dates and time periods set forth or referred to in this Agreement.

Section 20. Knowledge; Use of “proposed to be conducted” and “Including”.

As used herein, “knowledge” of the Corporation, with respect to any fact or matter in question, shall be deemed to exist to the extent that Alan H. Auerbach or Charles Eyler is actually aware or should have been aware after having made reasonable inquiry of such fact or matter. As used herein, references to the business “as proposed to be conducted” refer to the further development and commercialization of the Products (as such term is defined in the Pfizer License) for the Uses (as such term is defined in the Pfizer License). Unless the context otherwise requires, the words “include,” “includes,” and “including” are deemed to be followed by “without limitation” whether or not they are followed by such words or words of similar import.

Section 21. Severability.

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 22. Further Assurances.

The parties shall cooperate reasonably with each other in connection with any steps required to be taken as part of their respective obligations under this Agreement, and shall furnish upon request to each other such further information, execute and deliver to each other such other documents, and do such other acts and things, all as the other party may reasonably request for purposes of carrying out the intent of this Agreement and consummating the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

transactions contemplated hereby.

Section 23. Governing Law; Jurisdiction and Venue.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, excluding choice of laws rules thereof. In any action or proceeding between any of the parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the parties hereto: (a) irrevocably and unconditionally consents and submits, for itself and its property, to the exclusive jurisdiction and venue of any New York court (or, in the case of any claim as to which the federal courts have exclusive subject matter jurisdiction, the Federal court of the United States of America, sitting in the Southern District of New York); (b) agrees that all claims in respect of such action or proceeding must be commenced, and may be heard and determined, exclusively in such New York court (or, if applicable, such Federal court); (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in such New York court (and, if applicable, such Federal court); and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in such New York court (or, if applicable, such Federal court). Each of the parties hereto agrees that a final judgment in any such action or proceeding may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by applicable law.

Section 24. Massachusetts Business Trust.

Certain Investors are Massachusetts Business Trusts. A copy of the Agreement and Declaration of Trust of each such Investor is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Agreement is executed on behalf of the trustees of each such Investor as trustees and not individually and that the obligations of this Agreement are not binding on any of the trustees, officers or stockholders of any such Investor individually but are binding only upon each such Investor and its assets and property.

Section 25. No Promotion. The Company agrees that it will not, without the prior written consent of any Investor (or any investment adviser of such Investor), use in advertising, publicity, or otherwise, the name of such Investor (or any investment adviser of such Investor), or any partner or employee of such Investor (or any Investment Adviser of such Investor), as applicable, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by such Investor (or any investment adviser of such Investor) or any of their respective affiliates, as applicable. The Company further agrees that, unless such disclosure is required by applicable law, it shall obtain the written consent of such Investor (or any investment adviser of such Investor), prior to the Company’s or any of its affiliates’ issuance of any public statement detailing the investment in the Company by the Investors (or any investment adviser of such Investor), pursuant to this Agreement.

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IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AGREEMENT AS OF THE DATE FIRST ABOVE WRITTEN.

THE CORPORATION:

PUMA BIOTECHNOLOGY, INC.

By:	/s/ Alan H. Auerbach
Name:	Alan H. Auerbach
Title:	President and Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

As the successor and assign to Corporation pursuant to Section 11 hereof:

INNOVATIVE ACQUISITIONS CORP.

By:	/s/ Robert Johnson
Name:	Robert Johnson
Title:	President

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

ADAGE CAPITAL PARTNERS, L.P.

By:	/s/ Phillip T. Gross
Authorized Signatory

Phillip T. Gross
Name Printed

Managing Director
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR: BBT FUND, L.P. By: BBT Genpar, L.P., general partner By: BBT-FW, Inc., general partner

By:	/s/ William O. Reimann
William O. Reimann
Vice President

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

BROOKSIDE CAPITAL PARTNERS FUND, L.P.

By:	/s/ Ranesh Ramanathan
Authorized Signatory

Ranesh Ramanathan
Name Printed

General Counsel
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

FIDELITY CONTRAFUND: FIDELITY ADVISOR NEW INSIGHTS FUND

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

FIDELITY SELECT PORTFOLIOS: HEALTH CARE PORTFOLIO

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

FIDELITY SELECT PORTFOLIOS: BIOTECHNOLOGY PORTFOLIO

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

FIDELITY ADVISOR SERIES VII: FIDELITY ADVISOR BIOTECHNOLOGY FUND

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

FIDELITY SELECT PORTFOLIOS: PHARMACEUTICALS PORTFOLIO

By:	/s/ Jeffrey Christian
Authorized Signatory

Jeffrey Christian
Name Printed

Deputy Treasurer
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

FORESITE CAPITAL II-A, LLC

By:	Foresite Capital II-A Management, LLC,
its Managing Member

	By:	/s/ James B. Tananbaum
James B. Tananbaum
Managing Member

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

H&Q HEALTHCARE INVESTORS *

By:	/s/ Laura Woodward
Authorized Signatory

Laura Woodward
Name Printed

Treasurer
Title

*	The name H&Q Healthcare Investors is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated April 12, 1987, as amended, and all persons dealing with H&Q Healthcare Investors must look solely to the trust property for the enforcement of any claim against H&Q Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H& Q Healthcare Investors.

INVESTOR:

H&Q LIFE SCIENCES INVESTORS *

By:	/s/ Laura Woodward
Authorized Signatory

Laura Woodward
Name Printed

Treasurer
Title

*	The name H&Q Life Sciences Investors is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with H&Q Life Sciences Investors must look solely to the trust property for the enforcement of any claim against H&Q Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of H&Q Life Sciences Investors.

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

JANUS GLOBAL LIFE SCIENCES FUND, A SERIES OF JANUS INVESTMENT FUND

By:	/s/ Andrew Acker
Andrew Acker
Executive Vice President

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

PRUDENTIAL SECTOR FUNDS, INC. – PRUDENTIAL HEALTH SCIENCES FUND D/B/A PRUDENTIAL JENNISON HEALTH SCIENCES FUND (THE “FUND”)

By:	Jennison Associates LLC (“Jennison”), as sub-advisor to the Fund

	By:	/s/ David Chan
David Chan
Managing Director of Jennison and Portfolio Manager to the Fund

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

LEERINK SWANN CO-INVESTMENT FUND LLC

By:	/s/ Donald Notman
Authorized Signatory

Donald Notman
Name Printed

Managing Director
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

ORBIMED PRIVATE INVESTMENTS IV, LP

By:	OrbiMed Capital GP IV LLC, its general partner

By:	OrbiMed Advisors LLC, its managing member

	By:	/s/ Carl L. Gordon
Carl L. Gordon
Member

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

FOURTH AVENUE CAPITAL PARTNERS LP

By:	Its general partner, Capital Partners GP LLC

By:	/s/ Dan Gold
Authorized Signatory

Dan Gold
Name Printed

Managing Member
Title

By:	/s/ Tracy Fu
Authorized Signatory

Tracy Fu
Name Printed

Managing Member
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

BRYAN WHITE

By:	/s/ Bryan K. White

Bryan K. White
Name Printed

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTORS:

T. ROWE PRICE ASSOCIATES, INC.
Investment Adviser, for an on behalf of the advisory clients listed below (Investors):

T. Rowe Price Health Sciences Fund, Inc.

T. Rowe Price Health Sciences Portfolio

TD Mutual Funds – TD Health Sciences Fund

Valic Company I – Health Sciences Fund

John Hancock Variable Insurance Trust – Health

            Sciences Trust

John Hancock Funds II – Health Sciences Fund

By:	/s/ Kris H. Jenner
Authorized Signatory

Kris H. Jenner
Name Printed

Vice President
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

SALTHILL PARTNERS, L.P.

By:	/s/ Steven M. Hoffman
Authorized Signatory

Steven M. Hoffman
Name Printed

Vice President & Counsel
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

SALTHILL INVESTORS (BERMUDA), L.P.

By:	/s/ Steven M. Hoffman
Authorized Signatory

Steven M. Hoffman
Name Printed

Vice President & Counsel
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

HAWKES BAY MASTER INVESTORS (CAYMAN) LP

By:	/s/ Steven M. Hoffman
Authorized Signatory

Steven M. Hoffman
Name Printed

Vice President & Counsel
Title

[Signature Page to Securities Purchase Agreement]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INVESTOR:

/s/ Frank Zavrl
Frank Zavrl